UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2015

O'REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

O'Reilly Automotive, Inc. (the "Company") held its 2015 Annual Meeting of Shareholders (the "Annual Meeting") on May 5, 2015. Of the 101,801,265 shares, entitled to vote at the Annual Meeting, 91,690,126 shares were present in person or by proxy. At the Annual Meeting, the shareholders were asked to vote on three Company proposals and one shareholder proposal. A brief description of each proposal, along with the outcome and tabulation of voting results is set forth below:

(a)
The individuals listed in the table below were elected as directors, to hold office until the annual meeting of the Company’s shareholders in 2016 and until his or her successor has been duly elected and qualified. The voting results for each such director are as follows:

	Number of Shares
Name of Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
David O'Reilly	78,166,621	5,347,279	111,557	8,064,669
Charlie O'Reilly	72,141,346	11,368,540	115,571	8,064,669
Larry O'Reilly	72,166,688	11,342,578	116,191	8,064,669
Rosalie O'Reilly Wooten	72,150,426	11,361,429	113,602	8,064,669
Jay D. Burchfield	81,646,025	1,855,732	123,700	8,064,669
Thomas T. Hendrickson	82,911,950	536,070	177,437	8,064,669
Paul R. Lederer	79,325,532	4,176,487	123,438	8,064,669
John R. Murphy	82,316,766	1,179,772	128,919	8,064,669
Ronald Rashkow	82,401,052	1,097,515	126,890	8,064,669

(b)	The shareholders voted to approve, by a non-binding, advisory vote, the 2014 compensation of the Company’s Named Executive Officers ("NEOs"). The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
81,781,461	1,689,161	154,835	8,064,669

(c)	The shareholders voted to ratify the appointment of Ernst & Young LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain
90,665,097	894,003	131,026

(d)
The shareholders voted against the shareholder proposal to adopt another policy requiring the recoupment of incentive compensation paid, granted or awarded to the Company's senior executives when certain criteria is met. The shareholder did not properly present the proposal for the meeting. Notwithstanding, the Company, reserving all its rights, allowed the presentation of the shareholder proposal. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
19,419,112	63,910,924	295,421	8,064,669

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2015	O'REILLY AUTOMOTIVE, INC.

By: /s/ Thomas McFall
Thomas McFall
Executive Vice President of Finance and Chief Financial Officer
(principal financial and accounting officer)